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                                                                   EXHIBIT 10.11

                           CHANGE IN TERMS AGREEMENT

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   PRINCIPAL     LOAN DATE     MATURITY    LOAN NO.   CALL / COLL    ACCOUNT     OFFICER     INITIALS
 $4,350,000.00   08-22-2003   04-30-2006    55032        6001                      360
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              References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
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BORROWER:  NORTH AND SOUTH ASPEN, LLC (TIN:  84-1230113)             LENDER:  WESTSTAR BANK
           SARDY HOUSE, LLC (TIN:  75-3099118)                                ASPEN OFFICE
           200 S ASPEN STREET                                                 PO BOX 11510
           ASPEN, CO  81611                                                   400 EAST MAIN
                                                                              STREET SUITE 101
                                                                              ASPEN, CO  81612
                                                                              (970) 925-7323
==========================================================================================================

PRINCIPAL AMOUNT:  $4,350,000.00              DATE OF AGREEMENT: AUGUST 22, 2003

DESCRIPTION OF EXISTING INDEBTEDNESS. A Promissory Note dated March 28, 2003 between North & South Aspen, LLC and WestStar Bank, in the amount of $4,000,000.00, maturing on April 30, 2006.

DESCRIPTION OF COLLATERAL. A Deed of Trust dated March 28, 2003 between Sardy House, LLC, a Colorado Limited Liability Company, and WestStar Bank, in the amount of $4,000,000.00, recorded on March 28, 2003 under Reception #480704.

DESCRIPTION OF CHANGE IN TERMS.

To increase the principal amount from $4,000,000.00 to $4,350,000.00.

To change the payment schedule to: 14 months of interest only payments commencing August 31, 2003. Then 18 months of fixed principal payments of $8,702.00 plus accrued interest commencing October 30, 2004. Final payment of unpaid principal and interest due and payable at maturity, April 30, 2006.

PROMISE TO PAY. NORTH AND SOUTH ASPEN, LLC; AND SARDY HOUSE, LLC ("BORROWER") JOINTLY AND SEVERALLY PROMISE TO PAY TO WESTSTAR BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR MILLION THREE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($4,350,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM AUGUST 22, 2003, UNTIL PAID IN FULL. THE INTEREST RATE WILL NOT INCREASE ABOVE 21.000%.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:
14 MONTHLY CONSECUTIVE INTEREST PAYMENTS, BEGINNING AUGUST 31, 2003, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WESTSTAR BANK BASE (CURRENTLY 5.000%), ADJUSTED IF NECESSARY FOR THE MINIMUM AND MAXIMUM RATE LIMITATIONS FOR THIS LOAN, RESULTING IN AN INITIAL INTEREST RATE OF 7.000%; 18 MONTHLY CONSECUTIVE PRINCIPAL PAYMENTS OF $8,702.00 EACH, BEGINNING OCTOBER 30, 2004, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WESTSTAR BANK BASE (CURRENTLY 5.000%), ADJUSTED IF NECESSARY FOR THE MINIMUM AND MAXIMUM RATE LIMITATIONS FOR THIS LOAN, RESULTING IN AN INITIAL INTEREST RATE OF 7.000%; 18 MONTHLY CONSECUTIVE INTEREST PAYMENTS, BEGINNING OCTOBER 30, 2004, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WESTSTAR BANK BASE (CURRENTLY 5.000%), ADJUSTED IF NECESSARY FOR THE MINIMUM AND MAXIMUM RATE LIMITATIONS FOR THIS LOAN, RESULTING IN AN INITIAL INTEREST RATE OF 7.000%; AND ONE PRINCIPAL AND INTEREST PAYMENT OF $4,218,640.67 ON APRIL 30, 2006, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE WESTSTAR BANK BASE (CURRENTLY 5.000%), ADJUSTED IF NECESSARY FOR THE MINIMUM AND MAXIMUM RATE LIMITATIONS FOR THIS LOAN, RESULTING IN AN INITIAL INTEREST RATE OF 7.000%. THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED AND THAT THE INDEX DOES NOT CHANGE; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS AGREEMENT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; THEN TO ANY UNPAID COLLECTION COSTS; AND THEN TO ANY LATE CHARGES. INTEREST ON THIS AGREEMENT IS COMPUTED ON A 365/360 SIMPLE INTEREST BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the WestStar Bank Base (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 5.000% PER ANNUM. THE INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THE NOTE WILL BE THE RATE OR RATES SET FORTH HEREIN IN THE "PAYMENT" SECTION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, AFTER THE FIRST PAYMENT STREAM, THE INTEREST RATE FOR EACH SUBSEQUENT PAYMENT STREAM WILL BE EFFECTIVE AS OF THE LAST PAYMENT DATE OF THE JUST-ENDING PAYMENT STREAM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THE NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on the Note be less than 7.000% per annum or more than (except for any higher default rate shown below) the lesser of 21.000% per annum or the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked 'paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
WestStar Bank, ASPEN OFFICE, PO BOX 11510, 400 EAST MAIN STREET SUITE 101, ASPEN, CO 81612.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $15.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 21.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under the Indebtedness.

      OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Borrower defaults under any loan, extension of credit, security agreement. purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Burrower's property or Borrower's ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      DEATH OR INSOLVENCY. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Burrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with

                           CHANGE IN TERMS AGREEMENT
LOAN NO: 55032                    (CONTINUED)                             PAGE 2

================================================================================


      Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF COLORADO. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF COLORADO.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Agreement is secured by the following collateral described in the security instrument listed herein. all the terms and conditions of which are hereby incorporated and made a part of this Agreement: a Mortgage or Deed of Trust to the Public Trustee for the benefit of Lender on real property located in Pitkin County, State of Colorado.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

LOAN CONDITIONS, COVENANTS AND MONITORING. Borrower will need to have pre-sold membership units with a total value of not less than $4.5 Million by March 1, 2005 otherwise Borrower must list for sale the subject property as a single-family residence or repay the subject loan in full. Contracts shall be in form and substance satisfactory to Bank, in its sole discretion.

LINE OF CREDIT. This note evidences a straight line of credit. Once the total amount of the principal has been advanced, Borrower is not entitled to further loan advances. Advances under this note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrowers agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principle balance owing on this note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that the Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims, or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to the Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

                             CONTINUED ON NEXT PAGE

                           CHANGE IN TERMS AGREEMENT
LOAN NO: 55032                    (CONTINUED)                             PAGE 3

================================================================================


PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:


NORTH AND SOUTH ASPEN, LLC


BY: /s/ DANIEL D. DELANO                            BY: /s/ FRANK S. PETERS
   ----------------------                              -------------------------
   DANIEL D. DELANO, MANAGER                           FRANK S. PETERS, MANAGER
   OF NORTH AND SOUTH                                  OF NORTH AND SOUTH
   ASPEN, LLC                                          ASPEN, LLC



SARDY HOUSE, LLC


BLOCK 66, LLC, MANAGER OF SARDY HOUSE. LLC


BY:  /s/ DANIEL D. DELANO                           BY: /s/ FRANK S. PETERS
   -----------------------                             -------------------------
   DANIEL D. DELANO, MANAGER                           FRANK S. PETERS, MANAGER
   OF BLOCK 66, LLC                                    OF BLOCK 66, LLC


================================================================================

                               NOTICE TO COSIGNER

YOU ARE BEING ASKED TO GUARANTEE THIS DEBT. THINK CAREFULLY BEFORE YOU DO. IF THE BORROWER DOESN'T PAY THE DEBT, YOU WILL HAVE TO. BE SURE YOU CAN AFFORD TO PAY IF YOU HAVE TO, AND THAT YOU WANT TO ACCEPT THIS RESPONSIBILITY.

YOU MAY HAVE TO PAY UP TO THE FULL AMOUNT OF THE DEBT IF THE BORROWER DOES NOT PAY. YOU MAY ALSO HAVE TO PAY LATE FEES OR COLLECTION COSTS, WHICH INCREASE THIS AMOUNT.

THE LENDER CAN COLLECT THIS DEBT FROM YOU WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER. THE LENDER CAN USE THE SAME COLLECTION METHODS AGAINST YOU THAT CAN BE USED AGAINST THE BORROWER, SUCH AS SUING YOU, GARNISHING YOUR WAGES, ETC. IF THIS DEBT IS EVER IN DEFAULT, THAT FACT MAY BECOME A PART OF YOUR CREDIT RECORD.

THIS NOTICE IS NOT THE CONTRACT THAT MAKES YOU LIABLE FOR THE DEBT.

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